SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2000
Date of Report (Date of earliest event reported)

SOFTWARE.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26379 (Commission file number)	77-0392373 (IRS employer identification no.)

525 ANACAPA STREET
SANTA BARBARA, CALIFORNIA 93101
(Address and zip code of principal executive offices)

(805) 882-2470
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

          On June 14, 2000 (the "Closing Date"), pursuant to a Merger Agreement dated as of April 25, 2000 (the "Merger Agreement") among Software.com, Inc., a Delaware corporation ("Software.com"), Software.com Storage, Inc., a Delaware corporation and a wholly-owned subsidiary of Software.com ("Merger Sub"), and bCandid Corporation, a Delaware corporation ("bCandid"), Software.com acquired bCandid by means of a merger (the "Merger") of Merger Sub with and into bCandid, with bCandid remaining as the surviving corporation in the Merger. As a result of the Merger, bCandid became a wholly-owned subsidiary of Software.com. Merger Sub was formed solely for the purpose of effecting the Merger. Software.com is a leading developer of carrier-scale Internet infrastructure applications for service providers worldwide. bCandid is a market leader in providing carrier-class discussion server infrastructure software to service providers worldwide.

          Pursuant to the Merger Agreement, Software.com issued or reserved for issuance an aggregate of approximately 760,000 shares of Software.com Common Stock in exchange for all of the issued and outstanding common stock of bCandid, as well as the assumption of all outstanding warrants and options to purchase shares of bCandid. The actual number of shares issued in connection with the transaction is subject to downward adjustment to the extent that claims are made against an escrow fund created at the time of the transaction.

          The consideration paid by Software.com for the outstanding capital stock of bCandid pursuant to the Merger Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of bCandid.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)     Financial Statements of bCandid

                  The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

          (b)     Pro Forma Financial Information

                   The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

          (c)     Exhibits
*2.1	Merger Agreement dated April 25, 2000, by and among Software.com, Inc., Software.com Storage, Inc. and bCandid Corporation.
**2.2	Certificate of Merger dated June 14, 2000, filed with the Secretary of State of Delaware on June 14, 2000.

_____________
*Filed as Exhibit 10 to the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2000, and incorporated herein by reference.
**Filed herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2000
SOFTWARE.COM, INC.

/S/ AMY E. STAAS ____________________________________ Amy E. Staas Vice President, Finance and Acting Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description of Document
*2.1	Merger Agreement dated April 25, 2000, by and among Software.com, Inc., Software.com Storage, Inc. and bCandid Corporation.
**2.2	Certificate of Merger dated June 14, 2000, filed with the Secretary of State of Delaware on June 14, 2000.

_____________
*Filed as Exhibit 10 to the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2000, and incorporated herein by reference.
**Filed herewith.